==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------



                                   FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):                April 3, 2003
                                                                 -------------



                               LOEWS CORPORATION
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                            1-6541                       13-2646102
------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                   (IRS Employer
 of Incorporation)                File Number)             Identification No.)



667 Madison Avenue, New York, NY                                    10021-8087
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)



Registrant's telephone number, including area code:             (212) 521-2000
------------------------------------------------------------------------------



                               NOT APPLICABLE
------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



==============================================================================

                                  Page 1 of 2

Item 5.  Other Events and Regulation FD Disclosure.

  In relation to the information contained in Registrant's Proxy Statement dated March 31, 2003 under the heading "Ratification of the Appointment of Independent Certified Public Accountants" which stated that Deloitte & Touche has publicly announced its intention to separate Deloitte Consulting from the firm, Registrant noted that subsequent to the printing and commencement of distribution of the Proxy Statement, it had been advised by Deloitte & Touche LLP that such firm has terminated its previously announced plan to separate Deloitte Consulting from the firm.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LOEWS CORPORATION
                                              --------------------------------
                                              (Registrant)




Dated:  April 3, 2003                         By:  /s/ Gary W. Garson
                                              --------------------------------
                                              Gary W. Garson
                                              Senior Vice President,
                                               General Counsel and
                                               Secretary

                                  Page 2 of 2